UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

RYVYL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to a previously disclosed stipulation and agreement of settlement, dated as of July 9, 2025, between RYVYL Inc. (the “Company”) and the other parties named therein (the “Settlement Agreement”) in connection with the putative class action lawsuit Case No. 3:23-cv-00185-GPC-SBC (the “Class Action”), on January 2, 2026, the Company became obligated to issue 122,164 shares (the “Settlement Shares”) of its common stock, par value $0.001 (the “Common Stock”). The Settlement Agreement required the Company to issue 700,000 Settlement Shares or, in the event of a reverse stock split prior to the Effective Date (as defined in the Settlement Agreement), a number of Settlement Shares such that the value of such shares equals no less than $700,000 as of the Effective Date. The Company effected a one-for-thirty-five (1-for-35) reverse stock split of its outstanding shares of Common Stock prior to the Effective Date (the “Reverse Split”). Pursuant to the order approving the Settlement Agreement by the United States District Court for the Southern District of California (the “Court Order”), the Company issued the Settlement Shares in consideration for settlement with the plaintiffs in the Class Action in reliance on the exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. Pursuant to the Settlement Agreement and Court Order, the Company also provided a put option for the benefit of the Settlement Class (as defined in the Settlement Agreement), exercisable by the Settlement Class counsel in its sole discretion, pursuant to which it may the sell the Settlement Shares back to the Company at a price being reformulated pursuant to the Settlement Agreement in light of the Reverse Split in the event that the 10-day average closing price of the Common Stock falls below the closing price on the date of the issuance of the Settlement Shares.

A copy of the Settlement Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
99.1	Settlement Agreement, dated as of July 9, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ George Oliva
	Name:	George Oliva
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Dated: January 8, 2026

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